                            CENTURA SOFTWARE CORPORATION





                    COMMON STOCK AND WARRANT PURCHASE AGREEMENT





                                 FEBRUARY 27, 1998

                                 TABLE OF CONTENTS

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                                                                            PAGE
1. Purchase and Sale of Common Stock and Warrants. . . . . . . . . . . . . . . 1
     1.1 Sale and Issuance of Common Stock and Warrants. . . . . . . . . . . . 1
     1.2 Closing; Delivery . . . . . . . . . . . . . . . . . . . . . . . . . . 1
2. Representations and Warranties of the Company . . . . . . . . . . . . . . . 2
     2.1 Organization, Good Standing and Qualification . . . . . . . . . . . . 2
     2.2 Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.3 Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.4 Valid Issuance of Securities. . . . . . . . . . . . . . . . . . . . . 3
     2.5 Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.6 Compliance with Other Instruments . . . . . . . . . . . . . . . . . . 3
     2.7 SEC Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3. Representations and Warranties of the Purchasers. . . . . . . . . . . . . . 4
     3.1 Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     3.2 Purchase Entirely for Own Account . . . . . . . . . . . . . . . . . . 4
     3.3 Disclosure of Information . . . . . . . . . . . . . . . . . . . . . . 4
     3.4 Restricted Securities . . . . . . . . . . . . . . . . . . . . . . . . 5
     3.5 Legends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     3.6 Accredited Investor . . . . . . . . . . . . . . . . . . . . . . . . . 5
4. Registration of Securities. . . . . . . . . . . . . . . . . . . . . . . . . 5
5. Resale Restrictions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
6. Conditions of the Purchasers' Obligations at Closing. . . . . . . . . . . . 9
     6.1 Representations and Warranties. . . . . . . . . . . . . . . . . . . . 9
     6.2 Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     6.3 Compliance Certificate. . . . . . . . . . . . . . . . . . . . . . . .10
     6.4 Qualifications. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     6.5 Opinion of Company Counsel. . . . . . . . . . . . . . . . . . . . . .10
7. Conditions of the Company's Obligations at Closing. . . . . . . . . . . . .10
     7.1 Representations and Warranties. . . . . . . . . . . . . . . . . . . .10
     7.2 Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     7.3 Qualifications. . . . . . . . . . . . . . . . . . . . . . . . . . . .10
8. Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     8.1 Survival of Warranties. . . . . . . . . . . . . . . . . . . . . . . .10
     8.2 Transfer; Successors and Assigns. . . . . . . . . . . . . . . . . . .10
     8.3 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     8.4 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11


                                      -i-



                                 TABLE OF CONTENTS
                                                                            PAGE
     8.5 Titles and Subtitles. . . . . . . . . . . . . . . . . . . . . . . . .11
     8.6 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     8.7 Company Advisor / Payment of Fees . . . . . . . . . . . . . . . . . .11
     8.8 Attorney's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     8.9 Amendments and Waivers. . . . . . . . . . . . . . . . . . . . . . . .12
     8.10 Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     8.11 Delays or Omissions. . . . . . . . . . . . . . . . . . . . . . . . .12
     8.12 Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .12
     8.13 Corporate Securities Law . . . . . . . . . . . . . . . . . . . . . .12
     8.14 Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . . .13
     8.15 Exculpation Among Purchasers . . . . . . . . . . . . . . . . . . . .13
     8.16 Advice of Counsel. . . . . . . . . . . . . . . . . . . . . . . . . .13

                            CENTURA SOFTWARE CORPORATION
                    COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     This Common Stock and Warrant Purchase Agreement (the "AGREEMENT") is made as of the 27th day of February, 1998 by and between Centura Software Corporation, a California corporation (the "COMPANY") and the investors listed on EXHIBIT A attached hereto (each a "PURCHASER" and together the "PURCHASERS").

     The parties hereby agree as follows:

     1.   PURCHASE AND SALE OF COMMON STOCK AND WARRANTS.

          1.1 SALE AND ISSUANCE OF COMMON STOCK AND WARRANTS. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Common Stock indicated with respect to such Purchaser on EXHIBIT A attached hereto at a purchase price of $1.06 per share and a warrant in the form attached hereto as EXHIBIT B to purchase that number of shares of Common Stock indicated with respect to such Purchaser on EXHIBIT A at a purchase price of $1.25 per share of Common Stock issuable upon exercise of the warrant. The shares of Common Stock and the warrants issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "STOCK" and the "WARRANTS," respectively, and the shares of Common Stock issuable upon exercise of the Warrants shall be hereinafter referred to as the "WARRANT STOCK." The Stock, the Warrants and the Warrant Stock shall be hereinafter referred to as the "SECURITIES."

          1.2  CLOSING; DELIVERY.

               (a) The purchase and sale of the Stock and the Warrants shall take place on February __, 1998, or at such other time as the Company and the Purchasers mutually agree upon, orally or in writing (which time is designated as the "CLOSING").

               (b) At the Closing, each Purchaser shall cause the purchase price of the Stock and the Warrants being purchased to be delivered to the escrow agent as provided in the Escrow Agreement attached hereto as Exhibit E (the "ESCROW AGREEMENT"), and the Company shall cause a certificate representing the Stock being purchased by each Purchaser and a Warrant for each Purchaser exercisable for the applicable number of shares of Common Stock of the Company for such Purchaser to be delivered to the escrow agent as provided in the Escrow Agreement. Upon the satisfaction of all the conditions set forth in Sections 6 and 7 hereof, the escrow agent shall be instructed to release the purchase price to the Company, and the certificate representing the Stock and the Warrants to each Purchaser all in accordance with the terms of the Escrow Agreement.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that, except as set forth on a Schedule of Exceptions attached hereto as EXHIBIT C, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business.

          2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately prior to the Closing, of 60,000,000 shares of Common Stock, $0.01 par value per share, of which 15,780,886 shares were issued and outstanding as of February 9, 1998, and 2,000,000 shares of Preferred Stock, $0.01 par value per share, none of which are issued or outstanding. All such shares have been duly authorized, and all such issued and outstanding shares have been validly issued, are fully paid and nonassessable, are not subject to any preemptive rights or rights of first refusal (other than rights of first refusal held by the Company) under applicable law, the Articles of Incorporation or Bylaws of the Company, or any agreement to which the Company is a party or by which it is bound and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof. The Company is concurrently with the Closing of the issuance and sale of the Securities hereunder closing an agreement providing for the conversion of approximately $12.2 million of outstanding indebtedness into shares of Common Stock of the Company at a conversion price of $1.06 per share. The Company has also reserved
(i) an aggregate of 2,000,000 shares of Common Stock issuable to employees and consultants pursuant to the Company's 1995 Stock Option Plan, of which 1,164,947 shares are issuable upon exercise of outstanding options under such plan, (ii) an aggregate of 2,657,399 shares of Common Stock issuable to employees and consultants pursuant to the Company's 1986 Stock Option Plan, of which 2,657,399 shares are issuable upon exercise of outstanding options under such plan,
(iii) an aggregate of 400,000 shares of Common Stock issuable to employees pursuant to the Company's 1992 Employee Stock Purchase Plan, of which no shares are available for future issuance under such plan, (iv) 500,000 shares of Common Stock issuable to non-employee directors pursuant to Company's 1996 Directors' Stock Option Plan, of which 300,000 shares are issuable upon exercise of outstanding options under such plan, (v) non-plan options issued to the Company's Chief Executive Officer, Chief Financial Officer and Vice President of Marketing to purchase up to an aggregate of 1,500,000 shares of Common Stock,
(vi) up to 450,000 shares of Common Stock issuable upon exercise of warrants granted or to be granted to certain third parties, including vendors, suppliers and financial and investment advisors of the Company, prior to inclusion of the shares of Common Stock issuable upon exercise of the Warrants being purchased and sold hereunder and a Warrant being issued to Computer Associates International, Inc. concurrently on the date of the Closing.

          2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Warrants (collectively, the "TRANSACTION AGREEMENTS"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Securities has been taken or will be taken prior to the Closing, and the Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in Section 4(g) herein below may be limited by applicable federal or state securities laws.

          2.4 VALID ISSUANCE OF SECURITIES. The Stock and the Warrants that are being issued to the Purchasers hereunder, when issued and paid for in accordance with this Agreement, and the shares of Common Stock issuable upon exercise of the Warrants, when issued and paid for in accordance with the Warrants, will be validly issued, fully paid, and nonassessable, and not subject to any preemptive rights or rights of first refusal under applicable law, the Articles of Incorporation or Bylaws of the Company, or any agreement to which the Company is a party or by which the Company is bound, and are free of any liens or encumbrances other than liens or encumbrances created by or imposed upon the holders thereof; provided, however, that the Warrants (and the shares of Common Stock issuable upon exercise thereof) may be subject to restrictions on transfer as set forth in this Agreement, the Warrants, the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission pursuant to Section 4 hereunder, (the "RIGHTS AGREEMENT"), or the Articles of Incorporation or Bylaws of the Company. Based in part upon the representations of the Purchasers in this Agreement, the Stock and the Warrants will be issued in compliance with all applicable federal and state securities laws.

          2.5 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that is not disclosed in the Reports (as defined in Section 2.6 below) and that would have a material adverse effect on the Company or that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated thereby.

          2.6 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated thereby will not result in any violation or default of any provisions of the Articles of Incorporation or Bylaws of the Company or of any instrument, judgment, order, writ, decree or contract to which the Company is a party or by which the Company is bound or, to the Company's knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

          2.7 SEC REPORTS. The Company has filed with the Securities and Exchange Commission (the "COMMISSION") via Edgar its Annual Report on Form 10-K for the year ended December 31, 1996 and its Quarterly Reports on Form 10-Q for the first three quarters of the year ended December 31, 1997 (the "REPORTS"), and such Reports are available to Purchaser through Edgar in electronic format. As of their respective filing dates, the Reports complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and none of the Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a document subsequently filed with the Commission and provided to Purchaser prior to the date hereof.

     3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company that:

          3.1 AUTHORIZATION. Such Purchaser has full power and authority to enter into this Agreement. The Transaction Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in Section 4(g) herein below may be limited by applicable federal or state securities laws.

          3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

          3.3 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock and the Warrants with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, and any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material.

          3.4 RESTRICTED SECURITIES. The Purchaser understands that the Securities are characterized as "restricted securities" under applicable U.S. federal and state securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, pursuant to these laws and applicable regulations, the Purchaser must hold the

Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy. In this connection, Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act of 1933, as amended (the "SECURITIES ACT").

          3.5 LEGENDS. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

               (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b)  Any legend set forth in the other Transaction Agreements.

               (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.6 ACCREDITED INVESTOR. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     4.   REGISTRATION OF SECURITIES.

          (a) As soon as possible after the Closing, the Company shall use its reasonable best efforts to prepare and file a registration statement on Form S-3 (the "REGISTRATION STATEMENT") with the Commission under the Act to register the resale of the Stock and the Warrant Stock (collectively, the "REGISTRABLE SECURITIES") and thereafter shall use its best efforts to secure the effectiveness of such Registration Statement.

          (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and Purchaser or any transferee of the Registrable Securities (each, a "HOLDER") shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by Holder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, brokerage or underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for Holder.

          (c) In the case of any registration effected by the Company pursuant to these registration provisions, and subject to the limitations on registration set forth in Section 4(d) below, the Company will use commercially reasonable efforts to: (i) keep such registration effective until the earlier of (A) two
(2) years after the date of the Closing or (B) such date as the Company shall be satisfied that then-current Holders may sell all of their Registrable Securities then outstanding within a three (3) month period; (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; (iv) register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; (v) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; and (vi) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

          (d) The Company may, by written notice to Holder, delay the filing or effectiveness of, or suspend, the Registration Statement, and require that Holder immediately cease sales of shares pursuant to such Registration Statement in any period during which the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction ("COMPANY ACTIVITY") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Act in connection with the Registration Statement would require disclosure of the Company Activity; provided, however, that (A) the Company shall use commercially reasonable efforts to minimize the length of any such period of delay or suspension, (B) any such delay or suspension shall be applied in the same manner to any other resale registration statement then in effect, (C) no such suspension period shall extend longer than forty-five (45) consecutive calendar days, (D) no such suspension period may be imposed within forty-five (45) days following the completion of a prior suspension period, and (E) the Company shall not impose suspension periods which, in the aggregate, exceed ninety (90) days in any twelve (12) month period. If the Company delays or suspends the Registration Statement or requires Holder to cease sales of shares pursuant to this Section 4(d), the Company shall, as promptly as practicable following the termination of the circumstance which entitled the

Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Registration Statement and/or give written notice to Holder authorizing it to resume sales pursuant to such Registration Statement. If as a result thereof the prospectus included in the Registration Statement has been amended to comply with the requirements of the Act, the Company shall enclose such revised prospectus with the notice to Holders given pursuant to this Section 4(d), and Holder shall make no offers or sales of shares pursuant to the Registration Statement other than by means of such revised prospectus.

          (e) If Holder shall propose to sell any Registrable Securities pursuant to the Registration Statement, it shall notify the Company of its intent to do so at least three (3) full business days prior to such sale, and the provision of such notice to the Company shall conclusively be deemed to establish an agreement by Holder to comply with the registration provisions herein described. Such notice shall be deemed to constitute a representation that any information required to be included in the Registration Statement and previously supplied by Holder is accurate as of the date of such notice. When Holder is entitled to sell and gives notice of its intent to sell in compliance with the foregoing, the Company shall promptly, furnish to Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing. Holder agrees that the Company may impose a legend setting forth the provisions of Sections 4(d) and 4(e) on the Registrable Securities.

          (f) With a view to making available to the holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Commission that may at any time permit Holder to sell Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company hereby covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the closing; and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Act and Exchange Act.

          (g)  Indemnification.

                    (i) To the extent permitted by law, the Company will indemnify and hold harmless Holder, any underwriter (as defined in the Act) for Holder, its officers, directors, shareholders or partners and each person, if any, who controls Holder or underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages, or liabilities to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (A) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 4(g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company
(which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; further provided, however, that the foregoing indemnity with respect to any untrue statement in or omission from any preliminary prospectus shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities if a copy of the final prospectus or any amendment thereto had not been sent or given to such person at or prior to the written confirmation of the sale of such Registrable Securities to such person if required by the Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus or amendment and such final prospectus or amendment was distributed to the Holder prior to such sale of Registrable Securities.

                    (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 4(g)(ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 4(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 4(g)(ii) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                    (iii) Promptly after receipt by an indemnified party under this Section 4(g) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4(g).

     5. RESALE RESTRICTIONS. Holder agrees that it will not sell any Registrable Securities issued hereunder until the effectiveness of the Registration Statement to be filed pursuant to Section 4 above. Notwithstanding the foregoing, the Company may suspend resales by the Holder if an underwriter reasonably determines that such resales would adversely affect the Company's ability to raise additional capital in a public offering of the Company's equity securities and such underwriter issues a written opinion to the Company to that effect. Any such suspension of resales by the Holder pursuant to the foregoing sentence will not exceed 120 calendar days commencing on the date of the secondary offering. The volume and resale restrictions set forth in this Section 5 shall be set forth in any and all Registration Statements brought effective pursuant to Section 4 above, and the Company shall instruct its transfer agent, broker dealers and market makers to enforce the volume restrictions set forth herein.

     6. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          6.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          6.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 6.1 and 6.2 have been fulfilled.

          6.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock and the Warrants pursuant to this Agreement shall be obtained and effective as of the Closing.

          6.5 OPINION OF COMPANY COUNSEL. The Purchasers shall have received from Venture Law Group, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of EXHIBIT D.

     7. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          7.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          7.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock and the Warrants pursuant to this Agreement shall be obtained and effective as of the Closing.

     8.   MISCELLANEOUS.


          8.1 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

          8.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          8.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or EXHIBIT A hereto, or as subsequently modified by written notice, and if to the Company, with a copy to Craig W. Johnson, Venture Law Group, 2800 Sand Hill Road, Menlo Park, CA 94025.

          8.7 COMPANY ADVISOR / PAYMENT OF FEES. Purchaser represents that it neither is nor will be obligated for any finder's fee or commissions to any third party in connection with this transaction. The Company represents that it has retained Rochon Capital Group, Ltd. ("ROCHON") as financial advisor in connection with the transactions contemplated by the Transaction Agreements and will be responsible for any fees payable to Rochon. The information provided to Purchaser by the Company has not been subjected to independent verification by Rochon, and no representation or warranty is made by Rochon as to the accuracy or completeness of such information or the advisability of Purchaser entering into this Agreement and consummating the transactions contemplated hereby. Purchaser acknowledges that it has not relied on any statements made by Rochon in connection with its decision to enter into and perform this Agreement and the transactions contemplated hereby. The Company agrees to indemnify and to hold harmless Purchaser from any liability for any compensation payable to Rochon (and the costs and expenses of defending against such liability or asserted liability) for which the Company is responsible. Each party agrees to indemnify and hold harmless Rochon and its officers, directors, principals, employees and agents (and their respective heirs, successors and assigns) from and against any liability arising from this Agreement (and the costs and expenses of defending against such liability or asserted liability), including the consummation of or the failure to consummate any or all of the transactions contemplated hereby.

          8.8 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          8.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock and the Warrant Stock. Any amendment or waiver effected in accordance with this Section 8.9 shall be binding upon the Purchasers and each transferee of the Securities, each future holder of all such Securities, and the Company.

          8.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          8.11 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          8.12 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

          8.13 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

          8.14 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock or Warrants purchased hereunder. The provisions of this
Section 6.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

          8.15 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

          8.16 ADVICE OF COUNSEL. Each party to this Agreement acknowledges that Venture Law Group represents and is legal counsel for the Company only, and that Venture Law Group does not currently represent or render legal advice or services to any of the Purchasers as individuals nor has it done so in the past. Accordingly, each party to this Agreement hereby acknowledges that it has had an opportunity to seek advice of independent legal counsel of its choosing, and has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation hereof,



                             [Signature Pages Follow]

     The parties have executed this Common Stock and Warrant Purchase Agreement as of the date first written above.

                                 COMPANY:


                                 CENTURA SOFTWARE CORPORATION

                                 By:  /s/ John Bowman
                                      -----------------------------

                                 Name:  John Bowman
                                      -----------------------------
                                                 (print)
                                 Title:  CFO
                                       ----------------------------


                                 By:  /s/ Scott Broomfield
                                    -------------------------------

                                 Name:  Scott Broomfield
                                      -----------------------------
                                                 (print)
                                 Title:  CEO
                                       ----------------------------

                                 Address:    975 Island Drive
                                             Redwood Shores, CA  94065
                                 FAX:        650-596-4376


                                 PURCHASERS:

                                 Alfred University
                                 ----------------------------------
                                 (Print name of Purchaser)

                                 By:  /s/ Seymour L. Goldblatt
                                      -----------------------------

                                 Name:  Seymour L. Goldblatt
                                      -----------------------------
                                                 (print)

                                 Title: President of S(2)  Technology
                                       ------------------------------
                                        Investment Advisor for Alfred University
                                      ----------------------------------------
                                 Address:

                                 See Attached


                        SIGNATURE PAGE TO PURCHASE AGREEMENT

                                   PURCHASERS

                                   Core Technology Fund, Inc.
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title:  President of S(2)  Technology
                                         -------------------------------
                                           Managing Director of Core
                                         -------------------------------

                                   Address:

                                   See Attached

                                   Executive Technology LP
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title: President of S(2)  Technology
                                          -----------------------------
                                          Which is the Gen'l Ptr. of Exec. Tech
                                          -------------------------------------

                                   Address:

                                   See Attached

                                   PURCHASERS:

                                   Foundation Partners
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                    (print)

                                   Title: President of S(2) Technology
                                          -----------------------------
                                          Investment Advisor for Foundation
                                          ---------------------------------

                                   Address:

                                   See Attached


                                   The Matrix Technology Group N.V.
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title:  President of S(2) Technology
                                           ----------------------------
                                           Managing Director of Matrix
                                           ---------------------------

                                   Address:

                                   See Attached

                                   PURCHASERS:

                                   Rochester Institute of Technology
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title:  President of S(2) Technology
                                           ----------------------------
                                           Investment Advisor for RIT
                                           --------------------------

                                   Address:

                                   See Attached


                                   Scitech Investment Ptrs L.P.
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title:  President of S(2) Technology
                                           ----------------------------
                                           Which is Gen'l Ptr. of Sci-tech
                                           -------------------------------

                                   Address:

                                   See Attached

                                   PURCHASERS:

                                   SG Partners LP
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title:  President of S(2) Technology
                                           ----------------------------
                                           Which is Gen'l Ptr. of SG
                                           --------------------------

                                   Address:

                                   See Attached


                                   Tampsco II Partnership
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title:  President of S(2) Technology
                                           ----------------------------
                                           Investment Advisor for Tampsco
                                           ------------------------------

                                   Address:

                                   See Attached

                                   PURCHASERS:

                                   Yale University
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title:  President of S(2) Technology
                                           ----------------------------
                                           Investment Advisor for Yale
                                           ---------------------------

                                   Address:

                                   See Attached





                        SIGNATURE PAGE TO PURCHASE AGREEMENT

                                   PURCHASERS:

                                   Yale University Retirement Plan for Staff
                                   Employees
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Seymour L. Goldblatt
                                        -----------------------------

                                   Name:  Seymour L. Goldblatt
                                        -----------------------------
                                                   (print)

                                   Title:  President of S(2) Technology
                                           ----------------------------
                                           Investment Advisor for Yale
                                           ---------------------------

                                   Address:

                                   See Attached

                                   Camelot Capital LP
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Scott Smith
                                        -----------------------------

                                   Name:  Scott Smith
                                        -----------------------------
                                                   (print)
                                   Title:  GP
                                         ----------------------------

                                   Address:


                                   Camelot Offshore Fund Ltd.
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Scott Smith
                                        -----------------------------

                                   Name:  Scott Smith
                                        -----------------------------
                                                   (print)
                                   Title:  Managing Director
                                         ----------------------------

                                   Address:

                                   PURCHASER:

                                   Dean Witter Reynolds, Custodian For
                                   John W. Bowman Ira Rollover-4-2-92
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ John Bowman
                                        -----------------------------

                                   Name:  John Bowman
                                        -----------------------------
                                                    (print)
                                   Title:
                                         ----------------------------

                                   Address:
                                   c/o Marian Lesnewski
                                   Dean Witter Retirement Plan Maintenance
                                   5 World Trade Center, 6th Floor
                                   New York, NY  10048


                                   Scott Broomfield
                                   ----------------------------------
                                    (Print name of Purchaser)

                                   By: /s/ Scott Broomfield
                                      -------------------------------

                                   Name:  Scott Broomfield
                                        -----------------------------
                                                    (print)
                                   Title:  CEO
                                         ----------------------------

                                   Address:
                                   1921 Adelaide Way
                                   San Jose, CA  95125

                                   PURCHASERS:

                                   JOHN B. GRIFFIN
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ John B. Griffin
                                        -----------------------------

                                   Name:  John B. Griffin
                                        -----------------------------
                                                   (print)
                                   Title:  MR
                                         ----------------------------

                                   Address:
                                   "Akenfield"
                                   35 Greenhill Road
                                   Otford
                                   Kent TN14 5RR
                                   UK



                                   Larry Hill
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By:  /s/ Larry Hill
                                        -----------------------------

                                   Name:  Larry Hill
                                        -----------------------------
                                                   (print)
                                   Title:
                                         ----------------------------

                                   Address:

                                   816 Mountain View Drive
                                   Lafayette, CA 94549

                                   PURCHASERS:

                                   Kenneth Kneis
                                   ----------------------------------
                                    (Print name of Purchaser)

                                   By:  /s/ Kenneth Kneis
                                        -----------------------------

                                   Name:  Kenneth Kneis
                                        -----------------------------
                                                   (print)
                                   Title:
                                         ----------------------------

                                   Address:
                                   560 Montwood Circle
                                   Redwood City, CA  94061


                                   William H. Lane III and Kathleen M. Lane
                                   Trust DTD December 26, 1995
                                   ----------------------------------
                                   (Print name of Purchaser)

                                   By: /s/ W. H. Lane
                                       ------------------------------

                                   Name:  W. H. Lane
                                        -----------------------------
                                                   (print)
                                   Title:  Trustee
                                         ----------------------------

                                   Address:
                                   10695 Magdalena
                                   Los Altos Hills, CA  94024

                                      EXHIBITS


     Exhibit A -    Schedule of Purchasers

     Exhibit B -    Form of Warrant

     Exhibit C -    Schedule of Exceptions to Representations and Warranties

     Exhibit D -    Form of Legal Opinion of Venture Law Group

     Exhibit E -    Form of Escrow Agreement